Exhibit 99.1
2009

  Strategy shift to onshore resource player launched in 2008
  Experienced team in place
  Initiated comprehensive resource assessments and reviews of existing asset positions
  Completed four property acquisitions that added significant inventory
  Increased project inventory from both organic and inorganic sources
  Entered several new unconventional plays with substantial upside from meaningful positions
  Core area acreage up significantly
  Emerging Eagle Ford and Bakken exposure
Transformation to Resource Player

Rio Vista
Sacramento Basin
Pinedale
Denver
DJ Basin
San Juan Basin
Houston
Laredo
LEGEND

Gulf of Mexico & State Waters
27 Bcfe
Sacramento Basin
111 Bcfe
Other Areas
22 Bcfe
Proved Reserves
398 Bcfe
2008 Year End Reserves
Major Activity Areas
Other Producing Areas
Offices
Headquarters
Rockies
78 Bcfe
South Texas
160 Bcfe

Pinedale
Rio Vista
Sacramento Basin
Denver
DJ Basin
San Juan Basin
LEGEND
Houston
Laredo

Rockies
164 Bcfe
South Texas
74 Bcfe
Gulf of Mexico
10 Bcfe
State Waters
3 Bcfe
Sacramento Basin
41 Bcfe
Other Areas
7 Bcfe
Risked Resource Inventory*
1,158 Projects
299 Bcfe
* (includes PUD, Probable & Possible)
2008 Year End Capital Inventory
Major Activity Areas
Other Producing Areas
Offices
Headquarters

  Blocking & Tackling
  Sacramento Basin “By-Passed” Resources
  Economies of Scale
  Denver Julesburg Basin Niobrara Chalk
  Opportunistic Growth
  South Texas Eagle Ford Shale
  Creative Growth
  Alberta Basin Bakken Shale
Additional Resource Potential
Beyond Reserves & Inventory

Sacramento Basin
Trinity County
Tehama County
Plumas County
Butte County
Glenn County
Sierra County
Mendocino County
Colusa County
Sutter County
Placer County
El Dorado County
Yolo County
Sonoma County
Napa County
Sacramento County
Solano County
Marin County
Rio Vista
San Joaquin County
Alameda County
Stanislaus County

Redwood Nat'l. Pk.
Eureka
Lava Beds Nat'l. Mon.
Mt. Shasta
Lassen Volcanic Nat'l. Pk.
Chico
NEVADA
UTAH
Lake Tahoe
SIERRA NEVADA
Yosemite Nat'l. Pk.
Berkeley
Oakland
San Jose
Santa Cruz
Monterey
San Joaquin
Mt. Whitney
Fresno
Sequoia Nat'l. Pk.
Death Valley Nat'l. Pk.
Bakersfield
MOJAVE
CALIFORNIA
DESERT
ARIZONA
San Luis Obispo
Santa Barbara
San Bernardino
Los Angeles
Long Beach
Palm Springs
Joshua Tree Nat'l. Pk.
Salton Sea
Colorado
San Diego
North Pacific Ocean

Blocking & Tackling
Sacramento Basin: “By-Passed” Resources Play
Rio Vista Gas Unit
“By-Passed Resources” Program
Rosetta Resource’s Position:
  Net Undeveloped Acreage:  30,000 acres
  Net Projects:  375 wells*
  Net Resource Potential: 100 Bcfe
* 80 acres per project

NORTONVILLE SANDS
EMIGH
(DOMENGINE)
IONE
EMIGH "F"
CAPAY
BASE CAPAY SANDS
HAMILTON
APPR. BASE RIO VISTA GAS UNIT -5450'
MEGANOS
ANDERSON
MARTINEZ

Plugged and Abandoned

MIDDLE CAPAY
Tight Sand
Example
ACTUAL PROGRAM RESULTS
Group 1
(6 well program)
Well
IP (Mcfe/d)
RVGU 242
475
RVGU 222
200
RVGU 296
130
RVGU 299
1300
Jordan 8
1250
RVGU 269U
 550
Group 1 Average
651
Group 2
(14 well program)
Well
IP (Mcfe/d)
RVGU 294
660
RVGU 208
1282
RVGU 167
450
RVGU 295
892
Welch 17
current
Group 2 Average
821
Blocking & Tackling
Sacramento Basin: “By-Passed” Resources Play

WYOMING
NEBRASKA
Dinosaur Nat'l. Mon.
Fort Collins
Greeley
Rocky Mtn. Nat'l. Pk.
Loveland
South Platte
Boulder
DENVER
Arvada
Aurora
Englewood
Colorado
ROCKY MTS.
Vail
COLORADO
UTAH
Aspen
Grand Junction
Colorado Nat'l. Mon.
Pikes Peak
Colorado Springs
KANSAS
Black Canyon of the Gunnison Nat'l. Mon.
Gunnison
Royal Gorge
Pueblo
Arkansas
Rio Grande
Great Sand Dunes Nat'l. Mon.
Mesa Verde Nat'l. Pk.
Blanca Peak
SAN JUAN MTS.
ARIZONA
NEW MEXICO
OKLAHOMA

Denver Julesburg Basin
Sedgwick County
Logan County
Phillips County
Weld County
Morgan County
Washington County
DJ
Yuma County
Adams County
Arapahoe County
Rosetta Resources
Kit Carson County

30 miles
Denver
Denver Julesburg Basin Niobrara Play
Rosetta Resource’s Position:
  Net Undeveloped Acreage:  90,000 acres
  Net Projects:  1750 wells*
  Net Resource Potential: 350 Bcfe
* Not including the 500 locations already in inventory
Economies of Scale
DJ Basin: Niobrara Chalk Resource Play

Rosetta Resources
Eagle Ford acreage
Dimmit County
Eagle Ford Trend
La Salle County
McMullen County
Webb County

OKLAHOMA
ARKANSAS
NEW MEXICO
TEXAS
LOUISIANA
MEXICO
Gulf of Mexico

Opportunistic Growth
South Texas Eagle Ford Shale Resource Play
Eagle Ford Shale Play
Rosetta Resource’s Position:
  Net Undeveloped Acreage: 35,000 acres
  Net Projects:  218 wells
  Net Resource Potential:  650 Bcfe
Note: Assumes 160 acre development and 4 Bcfe gross EUR per well; Acreage value includes 31,000 net acres assigned and 4,000 net acres committed
Rosetta Eagle Ford Wells
Industry Eagle Ford Horizontal Wells
Springer Ranch #1H
Vela #1
Gates Ranch #9-5H

West Shelby
Cut Bank
Shelby
Toole County
Liberty County
Glacier County
Pondera County
Flathead County
Teton County
Chouteau County
Cascade County

CANADA
NORTH DAKOTA
Havre
Glacier Nat'l. Pk.
Clark Fork
Flathead Lk.
Missouri
Ft. Peck Lake
ROCKY MTS.
Great Falls
Yellowstone
MONTANA
Missoula
HELENA
Anaconda
Butte
Billings
Bozeman
Jefferson
Yellowstone Nat'l. Pk.
IDAHO
WYOMING
SOUTH DAKOTA

Creative Growth
Alberta Basin Bakken Shale Resource Play
Alberta Basin Bakken Play
Rosetta Resource’s Position:
  Net Undeveloped Acreage: 231,000 acres
  Net Projects:  723 wells*
  Net Resource Potential:  60 - 300 MMBOE
* 320 acre development
Rosetta Well Locations (staked and permitted)

Additional Resource Potential*
Areal Extent
(Net Acres)
Projects
(Project Count)
Net Resource
(Bcfe)
Sacramento Basin “By-Passed”
Resources
30,000
375
100
DJ Basin Niobrara Chalk
90,000
1,750
350
South Texas Eagle Ford Shale
35,000
218
650
Alberta Basin Bakken Shale
231,000
723
600
TOTAL
386,000
3,066
1,700
* Summary of Projects in Addition to Our PUD, Probable & Possible Inventories; leasehold is either assigned and/or committed.

  Amended Revolving Credit Facility
  Maximum credit amount increased to $600MM
  Borrowing base reset to $375MM
  Maturity date is July 1, 2012
  Amended Second Lien Term Loan
  Borrowing increased to $100MM
  Maturity date is October 2, 2012
  Liquidity from unused Revolver capacity and cash at $225MM at 6/30/09
  Protected 2009 natural gas production with 52 BBtu/d swapped at an average price of $7.65 and 5 BBtu/d of collars at $8.00 by $10.05
  Protected 2010 natural gas production of 10 BBtu/d swapped at $8.31
Financial Status

  Maintain balance between cash flow and capital activity
  Re-engineer existing opportunity set
  Sacramento Basin workovers
  Lobo program
  Possible DJ Basin program
  Evaluate new play opportunities
  Eagle Ford
  Bakken
  Pursue bolt-on/strategic acquisitions
  Selective sale of non-core assets
  Focus on cost reductions in all business areas
2009-2010 Business Plan

  Post-Calpine reserves and financial position is high quality
  Unconventional approach on existing assets will be impactful
  Ground floor opportunity to participate in significant new play entry
  Experienced management with passion and commitment
  Very attractive risk-reward profile for Company our size
  Today trading at significant discount on valuation basis to companies with similar business model
It’s a Great Time to Look at Rosetta